UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 3, 2024

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On July 3, 2024, iBio, Inc., a Delaware corporation (the “Company”), entered into an At Market Issuance Sales Agreement (the “ATM Agreement”) with Chardan Capital Markets, LLC and Craig-Hallum Capital Group LLC (the “Sales Agents”) providing for the sale by the Company of its shares of common stock, par value $0.001 per share (the “Common Stock”), from time to time, through the Sales Agents, with certain limitations on the amount of Common Stock that may be offered and sold by the Company as set forth in the ATM Agreement (the “Offering”).

Offers and sales of shares of Common Stock by the Company, if any, under the ATM Agreement, is subject to the effectiveness of the Company’s shelf registration statement on Form S-3 (File No. 333-280680), filed with the Securities and Exchange Commission (the “SEC”) on July 3, 2024 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”). The Company makes no assurances as to if or whether the Registration Statement will become effective or, if it does become effective, as to the continued effectiveness of the Registration Statement. The aggregate market value of the shares of Common Stock eligible for sale under the ATM prospectus supplement included in the Registration Statement is currently $7,350,000, which is based on the limitations of General Instruction I.B.6 of Form S-3.

Pursuant to the ATM Agreement, the Company will set the parameters for the sale of shares of Common Stock, including the number of shares of Common Stock to be issued, the time period during which sales are requested to be made, limitation on the number of shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the ATM Agreement, the Sales Agents may sell the shares by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, including sales made directly on the NYSE American (“NYSE American”) or on any other existing trading market for the Common Stock. In addition, with the Company’s prior written approval, the Sales Agents may also sell shares by any other method permitted by law, including in privately negotiated transactions.

Upon delivery of a placement notice and subject to the terms and conditions of the ATM Agreement, the Sales Agents will use their commercially reasonable efforts, consistent with their respective normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of the NYSE American, to sell shares of Common Stock from time to time based upon the Company’s instructions. The Company has no obligation to sell any shares of Common Stock under the ATM Agreement and may at any time suspend solicitation and offers under the ATM Agreement. The Sales Agents are not obligated to purchase any shares of Common Stock on a principal basis pursuant to the ATM Agreement.

The ATM Agreement provides that the Company will pay the Sales Agents commissions for its services in acting as agent in the sale of shares of Common Stock pursuant to the ATM Agreement. The Sales Agents will be entitled to compensation at a fixed commission rate of up to 3.0% of the gross proceeds from the sale of shares of Common Stock pursuant to the ATM Agreement. The Company has agreed to provide the Sales Agents and certain of their affiliates of the Sales Agents with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also agreed to reimburse the Sales Agents for certain specified expenses in connection with entering into the ATM Agreement, including the reasonable and documented out-of-pocket fees and disbursements of counsel to the Sales Agents up to $75,000 plus (i) an additional $5,000 per quarter so long as the ATM Agreement remains in effect and the Sales Agents perform standard quarterly due diligence with the Company, excluding any period during which a Suspension (as defined in the ATM Agreement) is in place pursuant to Section 4 of the ATM Agreement, and (ii) $25,000 in connection with any filing of an additional prospectus supplement which constitutes a Prospectus Supplement (as defined in the ATM Agreement). The ATM Agreement contains customary representations and warranties and conditions to the placements of shares of Common Stock pursuant thereto, obligations to sell shares under the ATM Agreement are subject to satisfaction of certain conditions, including the effectiveness of the Registration Statement and other customary closing conditions.

The Offering of shares of Common Stock pursuant to the ATM Agreement will terminate upon the earlier of (i) the sale of all shares of Common Stock subject to the ATM Agreement, or (ii) termination of the ATM Agreement as permitted therein.

The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
1.1	At Market Issuance Sales Agreement, dated July 3, 2024, by and among the Company, Chardan Capital Markets, LLC and Craig-Hallum Capital Group LLC (Incorporated herein by reference to Exhibit Number 1.1 to the Company’s registration statement on Form S-3 (File No. 333-280680, as filed with the Securities and Exchange Commission on July 3, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2024	IBIO, INC.

	By:	/s/ Marc A. Banjak
Name: Marc A. Banjak
Title: General Counsel and Corporate Secretary